UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2023
______________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On October 27, 2023, the Federal Home Loan Bank of Indianapolis (the "Bank") filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission reporting the election of new directors Jacqueline Buchanan, Anika Goss-Foster, Margaret Lamb, and Glenn A. Wilson (together, the "Directors Elect") to the Bank’s Board of Directors (the "Board"). On that date, the committees of the Board on which the Directors Elect will serve when their terms commence on January 1, 2024, had not been determined. This Amendment No. 1 amends the Original Report to disclose the committee assignments of the Directors Elect together with the committee assignments for all of the Bank’s continuing directors for 2024.

The terms of the policy pursuant to which the Directors Elect will be remunerated for their services to the Bank in 2024 has not yet been adopted.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2024 Committee Assignments
On November 17, 2023, the Board approved the following Committee assignments for all Directors for 2024:

Executive/Governance Committee
Karen F. Gregerson, Chair
Robert M. Fisher, Vice Chair
Michael E. Bosway
Clifford M. Clarke
Larry W. Myers
Sherri L. Reagin
Todd E. Sears
Ryan M. Warner
Perry G. Hines (Alternate)

Affordable Housing Committee
Todd E. Sears, Chair
Glenn A. Wilson, Vice Chair
Clifford M. Clarke
Anika Goss-Foster
Perry G. Hines
Karen F. Gregerson, Ex-Officio Voting Member

Audit Committee
Sherri L. Reagin, Chair
Jacqueline L. Buchanan, Vice Chair
Charlotte C. Henry
Larry W. Myers
Ryan M. Warner
Glenn A. Wilson
Karen F. Gregerson, Ex-Officio Voting Member

Finance/Budget Committee
Michael E. Bosway, Chair
Margaret M. Lamb, Vice Chair
Jacqueline L. Buchanan
Kathryn M. Dominguez
Robert M. Fisher
Perry G. Hines
Karen F. Gregerson, Ex-Officio Voting Member

Human Resources Committee
Ryan M. Warner, Chair
Perry G. Hines, Vice Chair
Kathryn M. Dominguez
Robert M. Fisher
Anika Goss-Foster
Margaret M. Lamb
Karen F. Gregerson, Ex-Officio Voting Member

Risk Oversight Committee
Larry W. Myers, Chair
Kathryn M. Dominguez, Vice Chair
Anika Goss-Foster
Charlotte C. Henry
Margaret M. Lamb
Sherri L. Reagin
Karen F. Gregerson, Ex-Officio Voting Member

Technology Committee
Clifford M. Clarke, Chair
Charlotte C. Henry, Vice Chair
Michael E. Bosway
Jacqueline L. Buchanan
Todd E. Sears
Glenn A. Wilson
Karen F. Gregerson, Ex-Officio Voting Member

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer